UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2011

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-34691 (Commission File Number)	55-0886410 (I.R.S. Employer Identification No.)

200 Clarendon Street, Floor 25 Boston, MA (Address of principal executive offices)	02116 (Zip code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Atlantic Power Corporation (the “Corporation”) is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 2, 2011, to disclose the decision of the Corporation regarding how frequently to hold a shareholder advisory vote on the compensation of named executive officers.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, at the annual meeting of shareholders held on June 24, 2011, a majority of the Corporation’s shareholders voted to conduct an annual advisory (non-binding) vote on the compensation of the Corporation’s named executive officers. Consistent with this recommendation by the Corporation’s shareholders, the Corporation has determined that it will include an advisory shareholder vote on the compensation of its named executive officers in its proxy materials every year until the next required vote on the frequency of shareholder votes on the compensation of named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: August 5, 2011	By:	/S/ Barry E. Welch
		Name:	Barry E. Welch
		Title:	President and Chief Executive Officer